Exhibit 99.1

Ooma Reports Fiscal Third Quarter 2024 Financial Results

Sunnyvale, Calif., December 5, 2023 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the fiscal third quarter ended October 31, 2023.

Fiscal Third Quarter 2024 Financial Highlights:

•
Revenue: Total revenue was $59.9 million, up 6% year-over-year. Subscription and services revenue increased to $55.9 million from $51.7 million in the third quarter of fiscal 2023, and was 93% of total revenue, primarily driven by the growth of Ooma Business.
•
Net Income/Loss: GAAP net income was $2.3 million, or $0.09 per basic and diluted share, compared to GAAP net loss of $2.8 million, or $0.11 per basic and diluted share, in the third quarter of fiscal 2023. GAAP net income in the third quarter of fiscal 2024 includes tax benefit for the release of a $3.2 million valuation allowance resulting from the recording of certain intangible assets in connection with the acquisition of 2600Hz Inc. ("2600Hz"). GAAP net loss in the third quarter of fiscal 2023 included a $1.4 million charge for consolidation of facilities, as well as $0.6 million in acquisition-related costs, both of which resulted from the acquisition of OnSIP in July, 2022. Non-GAAP net income was $4.0 million, or $0.15 per diluted share, compared to non-GAAP net income of $3.5 million, or $0.14 per diluted share in the prior year period.
•
Adjusted EBITDA: Adjusted EBITDA was $5.0 million, compared to $4.5 million in the third quarter of fiscal 2023.

For more information about non-GAAP net income and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Q3 was another strong quarter for Ooma, with 8% year-over-year subscription and services revenue growth driven by 14% year-over-year growth in core business services revenue,” said Eric Stang, chief executive officer of Ooma. “We continued in the quarter to invest in premium product features and international expansion for Ooma Office and Ooma Enterprise and to increase sales resources and reseller partnerships for AirDial. In addition, we acquired the company 2600Hz to expand our technological resources and capitalize on the opportunity we see in the wholesale and CPaaS marketplace. We believe we are pursuing exciting opportunities for growth in conjunction with sensible expense management.”

Business Outlook:

For the fourth quarter of fiscal 2024, Ooma expects:

•
Total revenue in the range of $61.2 million to $61.8 million.
•
GAAP net loss in the range of $3.5 million to $3.8 million and GAAP net loss per share in the range of $0.13 to $0.14.
•
Non-GAAP net income in the range of $3.1 million to $3.4 million and non-GAAP net income per share in the range of $0.12 to $0.13.

For the full fiscal year 2024, Ooma expects:

•
Total revenue in the range of $236.3 million to $236.9 million.
•
GAAP net loss in the range of $1.2 million to $1.5 million, and GAAP net loss per share in the range of $0.04 to $0.05.
•
Non-GAAP net income in the range of $14.9 million to $15.2 million, and non-GAAP net income per share in the range of $0.57 to $0.58.

The following is a reconciliation of GAAP net loss to non-GAAP net income and GAAP basic and diluted net loss per share to non-GAAP diluted net income per share guidance for the fiscal fourth quarter and the fiscal year ending January 31, 2024 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	January 31, 2024	January 31, 2024
	(unaudited)
GAAP net loss	($3.5)-($3.8)	($1.2)-($1.5)
Stock-based compensation and related taxes	4.5	15.5
Amortization of intangible assets and acquisition-related costs	1.9	4.3
Restructuring costs	0.5	0.5
Acquisition-related income tax benefit	—	(3.2)
Facilities consolidation gain	—	(1.0)
Legal settlement costs	—	0.3
Non-GAAP net income	$3.1-$3.4	$14.9-$15.2

GAAP net loss per share	($0.13)-($0.14)	($0.04)-($0.05)
Stock-based compensation and related taxes	0.17	0.59
Amortization of intangible assets and acquisition-related costs	0.07	0.16
Restructuring costs	0.02	0.02
Acquisition-related income tax benefit	—	(0.12)
Facilities consolidation gain	—	(0.04)
Legal settlement costs	—	0.01
Non-GAAP net income per share	$0.12-$0.13	$0.57-$0.58

Weighted-average number of shares used in per share amounts:
Basic	26.2	25.7
Diluted	26.7	26.3

Conference Call Information:

The company will host a conference call and live webcast for analysts and investors today at 5:00 p.m. Eastern time. The news release with the financial results will be accessible from the company's website prior to the conference call.

To access the call by phone, please visit https://register.vevent.com/register/BI6fd0f83d4de54c07baf932bed0b6b282 to register and receive the dial-in details. To avoid delays, Ooma encourages participants to dial into the conference call ten minutes ahead of the scheduled start time. For webcast listening, please visit Ooma’s Events & Presentations page https://investors.ooma.com/news-events/events-presentation for a link.

Following the call, an archived version of the webcast will be available on the Ooma investor relations site at https://investors.ooma.com for 12 months.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income, non-GAAP net income per share, non-GAAP gross profit and gross margin, non-GAAP operating income, and Adjusted EBITDA. Adjusted EBITDA represents the net income before interest and other income, income taxes, depreciation and amortization of capital expenditures, amortization of intangible assets, acquisition-related transaction costs, certain litigation settlement costs, non-recurring gains, and stock-based compensation expense and related taxes.

Other non-GAAP financial measures exclude stock-based compensation expense and related taxes, certain non-recurring charges and gains, such as acquisition-related income tax benefits, acquisition-related transaction costs, acquisition-related income tax benefit, and amortization of intangible assets. Non-GAAP weighted-average diluted shares include the effect of potentially dilutive securities from the company’s stock-based benefit plans.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, the financial projections under “Business Outlook” and the statements contained in the quotations of our Chief Executive Officer with respect to expectations regarding the company’s strategic initiatives, acquisition of 2600Hz and AirDial opportunities may constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; our inability to realize expected returns from our investments made in connection with our international expansion efforts and development of new product features; failure to realize AirDial opportunities; intense competition; loss of key retailers and reseller partnerships; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings which we make with the SEC from time to time, including the risk factors contained in our Quarterly Report on Form 10-Q for the quarter ended July 31, 2023, filed with the SEC on September 8, 2023. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma, Inc.

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses, consumers and service providers, delivered through smart cloud-based communications platforms and services. For businesses of all sizes, Ooma offers advanced voice and collaboration features including messaging, intelligent virtual attendants and video meetings. Ooma’s all-in-one replacement for analog phone lines helps businesses maintain mission-critical systems by moving connectivity to the cloud. For consumers, Ooma’s residential phone service provides PureVoice HD voice quality, advanced features and integration with mobile devices. Learn more at www.ooma.com or www.ooma.ca in Canada.

INVESTOR CONTACT:

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

MEDIA CONTACT:

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	October 31,	January 31,
	2023	2023
Assets
Current assets:
Cash and cash equivalents	$18,872	$24,137
Short-term investments	—	2,723
Accounts receivable, net	9,224	7,131
Inventories	21,343	26,246
Other current assets	16,377	14,368
Total current assets	65,816	74,605
Property and equipment, net	9,754	7,996
Operating lease right-of-use assets	17,106	12,702
Intangible assets, net	29,637	10,463
Goodwill	22,917	8,655
Other assets	17,678	16,584
Total assets	$162,908	$131,005

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$6,992	$13,462
Accrued expenses and other current liabilities	29,359	26,726
Deferred revenue	17,303	17,216
Total current liabilities	53,654	57,404
Long-term operating lease liabilities	13,691	10,426
Debt, net of current portion	18,000	—
Other liabilities	14	31
Total liabilities	85,359	67,861

Stockholders' equity:
Common stock	5	5
Additional paid-in capital	207,758	195,605
Accumulated other comprehensive loss	(1)	(23)
Accumulated deficit	(130,213)	(132,443)
Total stockholders' equity	77,549	63,144
Total liabilities and stockholders' equity	$162,908	$131,005

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022

Revenue:
Subscription and services	$55,886	$51,749	$163,661	$146,467
Product and other	3,970	4,930	11,400	13,202
Total revenue	59,856	56,679	175,061	159,669

Cost of revenue:
Subscription and services	15,993	14,070	46,174	39,954
Product and other	6,924	6,689	19,408	18,026
Total cost of revenue	22,917	20,759	65,582	57,980
Gross profit	36,939	35,920	109,479	101,689

Operating expenses:
Sales and marketing	17,912	18,019	54,744	51,602
Research and development	12,540	12,498	36,261	34,115
General and administrative	7,505	8,258	20,094	21,232
Total operating expenses	37,957	38,775	111,099	106,949
Loss from operations	(1,018)	(2,855)	(1,620)	(5,260)
Interest and other income, net	267	94	1,214	144
Loss before income taxes	(751)	(2,761)	(406)	(5,116)
Income tax benefit (provision)	3,036	(49)	2,636	1,878
Net income (loss)	$2,285	$(2,810)	$2,230	$(3,238)

Net income (loss) per share of common stock:
Basic and diluted	$0.09	$(0.11)	$0.09	$(0.13)

Weighted-average shares of common stock outstanding:
Basic	25,469,997	24,608,685	25,458,063	24,373,836
Diluted	25,990,264	24,608,685	26,052,180	24,373,836

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended		Nine Months Ended
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
Cash flows from operating activities:
Net income (loss)	$2,285	$(2,810)	$2,230	$(3,238)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation expense	3,714	3,541	10,838	10,383
Depreciation and amortization of capital expenditures	1,042	998	3,230	2,737
Amortization of intangible assets	793	794	2,226	1,492
Amortization of operating lease right-of-use assets	757	799	2,217	2,248
Facilities consolidation charge (gain)	—	1,402	(956)	1,402
Deferred income tax benefit	(3,234)	(90)	(3,234)	(2,133)
Other	(1)	8	(5)	34
Changes in operating assets and liabilities:
Accounts receivable, net	(422)	(533)	(1,903)	440
Inventories and deferred inventory costs	1,324	(977)	4,671	(8,135)
Prepaid expenses and other assets	(746)	1,022	(2,231)	(1,304)
Accounts payable, accrued expenses and other liabilities	(3,161)	(1,446)	(10,057)	1,244
Deferred revenue	(422)	(219)	(261)	301
Net cash provided by operating activities	1,929	2,489	6,765	5,471

Cash flows from investing activities:
Proceeds from maturities and sales of short-term investments	500	1,775	2,750	10,900
Purchases of short-term investments	—	—	—	(3,869)
Capital expenditures	(1,366)	(1,095)	(4,884)	(3,907)
Business acquisition, net of cash acquired	(29,210)	—	(28,910)	(9,771)
Net cash (used in) provided by investing activities	(30,076)	680	(31,044)	(6,647)

Cash flows from financing activities:
Proceeds from issuance of common stock	837	1,123	2,725	2,677
Shares repurchased for tax withholdings on vesting of restricted stock units	(496)	(447)	(1,410)	(1,131)
Proceeds from issuance of long-term debt	18,000	—	18,000	—
Credit facility issuance costs	(301)	—	(301)	—
Net cash provided by financing activities	18,040	676	19,014	1,546
Net (decrease) increase in cash and cash equivalents	(10,107)	3,845	(5,265)	370
Cash and cash equivalents at beginning of period	28,979	16,192	24,137	19,667
Cash and cash equivalents at end of period	$18,872	$20,037	$18,872	$20,037

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended		Nine Months Ended
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
Revenue	$59,856	$56,679	$175,061	$159,669

GAAP gross profit	$36,939	$35,920	$109,479	$101,689
Stock-based compensation and related taxes	260	242	780	738
Amortization of intangible assets	173	139	365	291
Non-GAAP gross profit	$37,372	$36,301	$110,624	$102,718

Gross margin on a GAAP basis	62%	63%	63%	64%
Gross margin on a Non-GAAP basis	62%	64%	63%	64%

GAAP operating loss	$(1,018)	$(2,855)	$(1,620)	$(5,260)
Stock-based compensation and related taxes	3,766	3,585	11,056	10,592
Amortization of intangible assets	793	794	2,226	1,492
Acquisition-related costs	408	580	408	1,381
Facilities consolidation charge (gain)	—	1,402	(956)	1,402
Legal settlement costs	—	—	300	—
Non-GAAP operating income	$3,949	$3,506	$11,414	$9,607

GAAP net income (loss)	$2,285	$(2,810)	$2,230	$(3,238)
Stock-based compensation and related taxes	3,766	3,585	11,056	10,592
Amortization of intangible assets	793	794	2,226	1,492
Acquisition-related costs	408	580	217	1,381
Facilities consolidation charge (gain)	—	1,402	(956)	1,402
Legal settlement costs	—	—	300	—
Acquisition-related income tax benefit	(3,234)	(90)	(3,234)	(2,133)
Non-GAAP net income	$4,018	$3,461	$11,839	$9,496

GAAP diluted net income (loss) per share	$0.09	$(0.11)	$0.09	$(0.13)
Stock-based compensation and related taxes	0.14	0.14	0.42	0.43
Amortization of intangible assets	0.03	0.03	0.08	0.06
Acquisition-related costs	0.02	0.02	0.01	0.06
Facilities consolidation charge (gain)	—	0.06	(0.04)	0.06
Legal settlement costs	—	—	0.01	—
Acquisition-related income tax benefit	(0.12)	—	(0.12)	(0.09)
Non-GAAP net income per diluted share	$0.15	$0.14	$0.45	$0.38

GAAP weighted-average basic shares	25,469,997	24,608,685	25,458,063	24,373,836
GAAP weighted-average diluted shares	25,990,264	24,608,685	26,052,180	24,373,836
Non-GAAP weighted-average diluted shares	25,990,264	25,181,210	26,052,180	25,035,092

GAAP net income (loss)	$2,285	$(2,810)	$2,230	$(3,238)
Reconciling items:
Interest and other income, net	(267)	(94)	(1,214)	(144)
Income taxes	(3,036)	49	(2,636)	(1,878)
Depreciation and amortization of capital expenditures	1,042	998	3,231	2,737
Facilities consolidation charge (gain)	—	1,402	(956)	1,402
Legal settlement costs	—	—	300	—
Amortization of intangible assets	793	1,374	2,226	2,873
Acquisition-related costs	408	—	408	—
Stock-based compensation and related taxes	3,766	3,585	11,056	10,592
Adjusted EBITDA	$4,991	$4,504	$14,645	$12,344